Putnam
Capital
Appreciation
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Capital Appreciation Fund's fiscal 2001 fell within one of the most tumultuous 12-month periods in recent memory for equities. Even though the fund delivered a negative total return for the 12 months ended May 31, 2001, the dip was comparatively modest by current standards and was in no small measure a tribute to strategic shifts by fund management into more defensive holdings as the market decline proceeded.

In their report on the fund's performance during the period, the managers discuss in detail their strategy in the context of the current market and economic environment and then provide their views on prospects for the fund as it begins a new fiscal year.

We are pleased to announce the appointment of Paul C. Warren to your fund's management team shortly after the close of the period. Before joining Putnam in 1997, Paul was with IDS Fund Management/Pilgrim Baxter Asia LLC, Prudential Asia Fund Management Limited, and Rothschild Asset Management. He has 20 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 18, 2001

REPORT FROM FUND MANAGEMENT

Michael K. Arends
Joseph P. Joseph

The fiscal year ended May 31, 2001, delivered its share of challenges to the financial markets and Putnam Capital Appreciation Fund. During this period, the torrid pace of economic growth and the exhilarating stock market returns of the past several years came to an abrupt halt. While your fund felt the effects of this difficult environment, its ability to invest across many different industries helped to cushion the downturn. Despite turbulent markets, a rapidly slowing economy, and slumping consumer confidence, we remained focused on the long term and continued to target stocks that we believe will reward investors over time.

Total return for 12 months ended 5/31/01

      Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
  -5.06%  -10.52%   -5.70%   -9.51%   -5.57%   -6.34%   -5.49%   -8.79%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* A YEAR OF DISAPPOINTMENT FOR EQUITY INVESTORS

At the start of your fund's fiscal year, the U.S. stock market was experiencing some turbulence after reaching historic peaks. In hindsight, we know this volatility was just the tip of the iceberg; the magnitude of the stock market's decline in the ensuing 11 months went on to test the patience and nerves of many investors. The most dramatic losses occurred in the technology sector, as measured by the Nasdaq Composite Index. The Nasdaq reached its peak on March 10, 2000; one year later, it had declined by 59.34%.

The steepest declines began in October 2000, when the U.S. economy began to show signs of slowing and a number of companies announced weaker-than-expected earnings. In the months that followed, the economic slowdown continued at a pace so rapid that many feared the U.S. economy would fall into a recession. Consumer confidence declined and businesses reduced their spending. The result was lower demand and excess inventories for many companies, particularly in the technology sector. In an effort to head off recession, the Federal Reserve Board quickly took action by reducing short-term interest rates five times in the first five months of 2001. In the final months of your fund's fiscal year, the stock market began to recover from its lows and investor sentiment appeared to be improving.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals   6.2%

Electronics       5.7%

Retail            5.7%

Software          5.5%

Banking           5.3%

Footnote reads:
*Based on net assets as of 5/31/01. Holdings will vary over time.

* STRATEGIC SHIFTS CUSHION BLOW OF EQUITY DECLINES

Throughout this difficult environment, we positioned the fund with a focus on more defensive areas of the market. We reduced the fund's investments in technology stocks and shifted assets into industries such as health care and financials, which tend to be less affected by market volatility. This strategy proved beneficial, and the fund's energy holdings in particular delivered solid performance.

Higher energy prices, while not welcomed by consumers, have contributed to positive performance from a number of stocks in your fund's portfolio. Among the fund's holdings were Exxon Mobil, a worldwide leader in oil and natural gas exploration and production, and Baker Hughes, Inc., which provides products and services for the global petroleum market. Your fund also invests in Schlumberger, the world's second-largest oil field services company. We believe that in addition to being well managed, these global energy giants will continue to profit from a widespread demand for oil field and drilling services. While these holdings, and others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

* HEALTH-CARE STOCKS DELIVER UPS AND DOWNS

During the fiscal year, stocks of health-care services companies benefited from a number of positive trends, including better cost controls, a more favorable competitive environment, and improved operational efficiency. In the fund's portfolio, the standouts were Tenet Healthcare Corporation, whose subsidiaries operate more than 100 health-care facilities in 17 U.S. states, and HCA - The Healthcare Company, which operates nearly 200 facilities in the United States, England, and Switzerland.


"While we anticipate more short-term volatility, we expect that the Fed's interest-rate cuts will begin to stimulate economic activity by the latter part of 2001."

-- Michael K. Arends, portfolio manager, Putnam Capital Appreciation Fund


While service companies were strong, stocks in other health-care industries, such as pharmaceuticals, did not perform as well. The large drug companies in your fund's portfolio experienced declines, especially in January. As 2001 began, the Fed's first surprise interest-rate cut sparked a short-lived change in investor perspective. Investors who had fled battered growth stocks and taken refuge in more stable areas of the market, such as health care, decided to take profits on their holdings and venture once again into riskier areas of the market. The result was the classic January effect in which stocks that had been the prior year's poorest performers experienced the biggest bounces.

Conversely, stocks that had demonstrated strength in the previous year were hit with a major selloff. These included many of your fund's defensive holdings, such as the drug stocks. In addition, the European revenues of multinational pharmaceutical stocks were hurt by a weak euro. Despite this short-term setback, we believe pharmaceutical companies offer strong long-term growth prospects, especially as the nation's bill for health care continues to rise and prescription drugs continue to account for an ever-increasing portion of it.

* MARKET CHALLENGES ALSO BRING OPPORTUNITIES

At the close of the fiscal year, we were beginning to seek opportunities in the areas of the market that had been hurt most by the economic slowdown. We selectively added to consumer-oriented stocks, focusing on companies that we believe are poised to benefit from the Fed's interest-rate cuts and a recovery in U.S. economic growth, such as clothing retailer The Gap, Inc. In technology, we targeted companies that we believed remained strong despite the sector's sharp correction. For example, we added IBM, which specializes in computer hardware, to the portfolio, and increased the fund's position in software giant Microsoft Corp., which will introduce the latest version of its Windows operating system later this year. In health care, we are exploring new investment opportunities in biotechnology and specialty pharmaceuticals, where many stock prices are attractively low after the declines of the past year.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp.
Software

General Electric
Conglomerate

Pfizer, Inc.
Pharmaceuticals

Citigroup, Inc.
Financial

Exxon Mobil Corp.
Oil and gas

AT&T Corp. - Liberty Media Group
Cable television

Merck & Co., Inc.
Pharmaceuticals

Northrop Grumman Corp.
Aerospace and defense

IBM Corp.
Computers

Philip Morris Cos., Inc.
Tobacco

Footnote reads:
These holdings represent 18.9% of the fund's net assets as of 5/31/01. Portfolio holdings will vary over time.

As the fund enters a new fiscal year, our long-term outlook remains positive for the U.S. economy and the companies in which your fund invests. While we anticipate more short-term volatility, we expect that the Fed's interest-rate cuts will begin to stimulate economic activity by the latter part of 2001. In the meantime, we will maintain our focus on individual stocks and their long-term growth prospects, regardless of short-term market fluctuations.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/01, there is no guarantee the fund will continue to hold these securities in the future. This fund invests all or a portion of its assets in small and midsize companies. Such investments increase the risk of greater price fluctuations.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.



PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Capital Appreciation Fund is designed for investors seeking capital appreciation through investments in equities chosen for their growth potential.

TOTAL RETURN FOR PERIODS ENDED 5/31/01

                    Class A          Class B         Class C         Class M
(inception dates)   (8/5/93)        (11/2/94)       (7/14/00)       (1/22/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
-------------------------------------------------------------------------------
1 year           -5.06% -10.52%  -5.70%  -9.51%  -5.57%  -6.34%  -5.49%  -8.79%
-------------------------------------------------------------------------------
5 years          59.62   50.41   54.14   52.14   55.71   55.71   55.71   50.27
Annual average    9.80    8.51    9.04    8.76    9.26    9.26    9.26    8.49
-------------------------------------------------------------------------------
Life of fund    223.88  205.27  206.28  206.28  214.03  214.03  211.19  200.42
Annual average   16.22   15.34   15.39   15.39   15.76   15.76   15.62   15.10
-------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/01

                      Russell 3000       S&P 500    Russell Midcap   Consumer
                          Index           Index      Growth Index   price index
-------------------------------------------------------------------------------
1 year                    -9.72%         -10.55%        -24.28%         3.50%
-------------------------------------------------------------------------------
5 years                   93.50          102.27          73.07         13.35
Annual average            14.11           15.13          11.60          2.54
-------------------------------------------------------------------------------
Life of fund             209.17          225.89         185.55         22.92
Annual average            15.50           16.28          14.33          2.67
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently or previously in effect, without which returns would have been lower. For a portion of this period, the fund was offered on a limited basis and had limited assets.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/5/93

                Fund's class A    Russell 3000      Consumer price
Date            shares at POP        Index              index

8/5/93             9,425             10,000             10,000
5/31/94           12,024             10,401             10,215
5/31/95           13,902             12,284             10,540
5/31/96           19,125             15,978             10,845
5/31/97           23,506             19,967             11,087
5/31/98           29,774             25,912             11,274
5/31/99           29,058             30,625             11,510
5/31/00           32,152             34,247             11,877
5/31/01          $30,527            $30,917            $12,292

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $30,628 and $31,403 respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $31,119 ($30,042 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/01

                       Class A         Class B         Class C         Class M
------------------------------------------------------------------------------
Distributions
(number)                  1               1               1               1
------------------------------------------------------------------------------
Income                    --              --              --              --
------------------------------------------------------------------------------
Capital gains
  Long-term            $2.9070         $2.9070         $2.9070         $2.9070
------------------------------------------------------------------------------
  Short-term            1.7056          1.7056          1.7056          1.7056
------------------------------------------------------------------------------
Return of
capital 1               0.0674          0.0674          0.0674          0.0674
------------------------------------------------------------------------------
  Total                $4.6800         $4.6800         $4.6800         $4.6800
------------------------------------------------------------------------------
Share value:      NAV     POP             NAV             NAV     NAV     POP
------------------------------------------------------------------------------
5/31/00         $23.75  $25.20          $23.39            --    $23.47  $24.32
------------------------------------------------------------------------------
7/14/00 2         --      --              --            $27.15    --      --
------------------------------------------------------------------------------
5/31/01         $18.32  $19.44          $17.84          $18.21  $17.96  $18.61
------------------------------------------------------------------------------

1 See page 32 for more information.

2 Class C inception.

TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)    (8/5/93)       (11/2/94)       (7/14/00)       (1/22/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
-------------------------------------------------------------------------------
1 year          -13.92% -18.87% -14.57% -18.03% -14.45% -15.14% -14.37% -17.37%
-------------------------------------------------------------------------------
5 years          59.12   49.97   53.64   51.64   55.13   55.13   55.21   49.74
Annual average    9.74    8.44    8.97    8.68    9.18    9.18    9.19    8.41
-------------------------------------------------------------------------------
Life of fund    220.70  202.27  202.85  202.85  210.76  210.76  207.90  197.25
Annual average   15.89   15.03   15.06   15.06   15.43   15.43   15.30   14.79
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Composite Stock Price Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Russell Midcap Growth Index* measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index* + measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

+ This index will replace the Russell Midcap Growth Index and the S&P
  500 Index as the benchmark for this fund. After a recent review of fund benchmarks, Putnam management has determined that the securities tracked by this index more accurately reflect the types of securities generally held by the fund.

A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Appreciation Fund (the "fund") at May 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 6, 2001



THE FUND'S PORTFOLIO
May 31, 2001

COMMON STOCKS (98.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
             71,500 Omnicom Group, Inc.                                                              $    6,655,220
            133,400 True North Communications, Inc.                                                       5,536,100
            100,500 Valassis Communications, Inc. (NON)                                                   3,422,025
                                                                                                      -------------
                                                                                                         15,613,345

Aerospace and Defense (4.3%)
-------------------------------------------------------------------------------------------------------------------
             99,300 L-3 Communications Holdings, Inc. (NON)                                               8,788,050
            254,500 Lockheed Martin Corp.                                                                 9,744,800
            300,400 Northrop Grumman Corp.                                                               26,663,504
            329,600 Raytheon Co. (NON)                                                                    9,812,192
            248,600 United Technologies Corp.                                                            20,710,866
                                                                                                      -------------
                                                                                                         75,719,412

Automotive (0.5%)
-------------------------------------------------------------------------------------------------------------------
             91,900 BorgWarner Automotive, Inc.                                                           4,158,475
            119,500 Lear Corp. (NON)                                                                      4,168,160
                                                                                                      -------------
                                                                                                          8,326,635

Banking (5.3%)
-------------------------------------------------------------------------------------------------------------------
            292,700 Bank of America Corp.                                                                17,342,475
            123,100 Bank of New York Company, Inc.                                                        6,722,491
             12,000 Commerce Bancorp, Inc.                                                                  823,200
            235,800 FleetBoston Financial Corp.                                                           9,806,922
            180,175 Greater Bay Bancorp                                                                   4,682,748
            104,400 M&T Bank Corp.                                                                        7,887,420
            635,500 Sovereign Bancorp, Inc.                                                               7,200,215
            313,860 TCF Financial Corp.                                                                  13,147,595
            293,400 U.S. Bancorp                                                                          6,542,820
            169,400 UnionBanCal Corp.                                                                     5,437,740
            282,700 Wells Fargo & Co.                                                                    13,309,516
                                                                                                      -------------
                                                                                                         92,903,142

Beverage (1.6%)
-------------------------------------------------------------------------------------------------------------------
            192,400 Anheuser-Busch Cos., Inc.                                                             8,465,600
            323,400 Coca-Cola Co.                                                                        15,329,160
            236,000 Coca-Cola Enterprises, Inc.                                                           3,936,480
                                                                                                      -------------
                                                                                                         27,731,240

Biotechnology (1.1%)
-------------------------------------------------------------------------------------------------------------------
            246,800 Charles River Laboratories International, Inc. (NON)                                  7,823,560
             85,300 NPS Pharmaceuticals, Inc. (NON)                                                       2,721,070
            109,500 Praecis Pharmaceuticals, Inc. (NON)                                                   2,682,750
            167,400 Sangamo BioSciences, Inc. (NON)                                                       2,653,290
             92,800 Titan Pharmaceuticals, Inc. (NON)                                                     2,904,640
                                                                                                      -------------
                                                                                                         18,785,310

Broadcasting (3.2%)
-------------------------------------------------------------------------------------------------------------------
            331,100 Clear Channel Communications, Inc. (NON)                                             20,187,167
            174,600 Cox Communications, Inc. (NON)                                                        7,551,450
            205,100 Cox Radio, Inc. Class A (NON)                                                         5,310,039
            388,810 Cumulus Media, Inc. Class A (NON)                                                     4,654,056
            500,550 Emmis Communications Corp. Class A (NON)                                             15,482,012
            414,700 Sinclair Broadcast Group, Inc. (NON)                                                  3,715,712
                                                                                                      -------------
                                                                                                         56,900,436

Cable Television (3.1%)
-------------------------------------------------------------------------------------------------------------------
            254,500 Adelphia Communications Corp. (NON)                                                   9,742,260
          1,832,200 AT&T Corp. - Liberty Media Group Class A (NON)                                       30,872,570
            343,100 Comcast Corp. Class A (NON)                                                          14,053,376
                                                                                                      -------------
                                                                                                         54,668,206

Chemicals (0.5%)
-------------------------------------------------------------------------------------------------------------------
            240,500 Cytec Industries, Inc. (NON)                                                          8,501,675

Commercial and Consumer Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
             95,100 F.Y.I., Inc. (NON)                                                                    4,075,035
             48,000 Heidrick & Struggles International, Inc. (NON)                                        1,546,080
            126,490 Moody's Corp.                                                                         4,057,799
                                                                                                      -------------
                                                                                                          9,678,914

Communications Equipment (2.8%)
-------------------------------------------------------------------------------------------------------------------
          1,011,000 Cisco Systems, Inc. (NON)                                                            19,471,860
            167,000 Foundry Networks, Inc. (NON)                                                          2,930,850
            399,400 Nokia OYJ ADR (Finland)                                                              11,678,456
            158,900 QUALCOMM, Inc. (NON)                                                                  9,651,586
            212,660 RadiSys Corp. (NON)                                                                   5,271,841
                                                                                                      -------------
                                                                                                         49,004,593

Computers (4.3%)
-------------------------------------------------------------------------------------------------------------------
            118,800 Cognex Corp. (NON)                                                                    3,555,684
          1,166,300 Compaq Computer Corp.                                                                18,649,137
            303,000 Hewlett-Packard Co.                                                                   8,883,960
            228,900 IBM Corp.                                                                            25,591,020
            148,990 MapInfo Corp. (NON)                                                                   4,398,185
            950,600 Sun Microsystems, Inc. (NON)                                                         15,656,382
                                                                                                      -------------
                                                                                                         76,734,368

Conglomerates (3.1%)
-------------------------------------------------------------------------------------------------------------------
            903,205 General Electric Co.                                                                 44,257,045
            172,100 Tyco International, Ltd. (Bermuda)                                                    9,887,145
                                                                                                      -------------
                                                                                                         54,144,190

Consumer Finance (1.2%)
-------------------------------------------------------------------------------------------------------------------
            132,100 Capital One Financial Corp.                                                           8,601,031
            195,200 MBNA Corp.                                                                            7,038,912
             96,700 Providian Financial Corp.                                                             5,488,692
                                                                                                      -------------
                                                                                                         21,128,635

Consumer Goods (0.9%)
-------------------------------------------------------------------------------------------------------------------
            172,500 Colgate-Palmolive Co.                                                                 9,770,400
            232,100 Gillette Co.                                                                          6,714,653
                                                                                                      -------------
                                                                                                         16,485,053

Consumer Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
            132,700 Korn/Ferry International (NON)                                                        2,872,955
            585,970 Multex.com, Inc. (NON)                                                                9,445,836
            217,070 Watson Wyatt & Co. Holdings (NON)                                                     4,777,711
                                                                                                      -------------
                                                                                                         17,096,502

Electric Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------------
            392,600 Entergy Corp.                                                                        16,960,320

Electrical Equipment (0.3%)
-------------------------------------------------------------------------------------------------------------------
            311,400 Sensormatic Electronics Corp. (NON)                                                   4,904,550

Electronics (5.7%)
-------------------------------------------------------------------------------------------------------------------
            593,200 APW Limited (NON)                                                                     5,415,916
            191,300 Flextronics International, Ltd. (NON)                                                 4,826,499
            233,700 Genesis Microchip, Inc. (Canada) (NON)                                                6,377,673
            221,100 Intel Corp.                                                                           5,971,911
            164,800 Jabil Circuit, Inc. (NON)                                                             4,841,824
             60,800 Linear Technology Corp.                                                               2,918,400
            540,700 LSI Logic Corp. (NON)                                                                 9,900,217
            136,300 Maxim Integrated Products, Inc. (NON)                                                 6,954,026
            154,400 Measurement Specialties, Inc. (NON)                                                   3,872,352
          1,171,100 Mitel Corp. (Canada) (NON)                                                           10,282,258
            435,600 Motorola, Inc.                                                                        6,403,320
            184,800 Nanometrics, Inc. (NON)                                                               4,934,160
            116,800 PerkinElmer, Inc.                                                                     8,062,704
            276,800 Plexus Corp. (NON)                                                                    8,356,592
             83,000 PMC-Sierra, Inc. (NON)                                                                2,597,900
            215,800 Semtech Corp. (NON)                                                                   5,809,336
              8,800 Sipex Corp. (NON)                                                                        96,184
            356,500 Sipex Corp. (private) (acquired 5/14/01, cost $3,743,250) (NON) (RES)                 3,506,891
                                                                                                      -------------
                                                                                                        101,128,163

Energy (1.9%)
-------------------------------------------------------------------------------------------------------------------
            177,300 Baker Hughes, Inc.                                                                    6,985,620
            166,700 Halliburton Co.                                                                       7,791,558
            196,000 Schlumberger, Ltd.                                                                   12,353,880
            124,900 Transocean Sedco Forex, Inc.                                                          6,675,905
                                                                                                      -------------
                                                                                                         33,806,963

Engineering & Construction (0.6%)
-------------------------------------------------------------------------------------------------------------------
            279,780 Insituform Technologies, Inc. Class A (NON)                                          10,211,970

Entertainment (1.5%)
-------------------------------------------------------------------------------------------------------------------
            388,000 Six Flags, Inc. (NON)                                                                 8,730,000
            300,390 Viacom, Inc. Class B (NON)                                                           17,314,480
                                                                                                      -------------
                                                                                                         26,044,480

Financial (4.4%)
-------------------------------------------------------------------------------------------------------------------
            322,300 American Express Co.                                                                 13,575,276
            694,766 Citigroup, Inc.                                                                      35,606,758
             78,100 Fannie Mae                                                                            6,438,564
            345,800 Federal Home Loan Mortgage Corp.                                                     22,891,960
                                                                                                      -------------
                                                                                                         78,512,558

Food (1.3%)
-------------------------------------------------------------------------------------------------------------------
            170,400 Quaker Oats Co. (The)                                                                16,334,544
            114,800 Suiza Foods Corp. (NON)                                                               5,963,860
                                                                                                      -------------
                                                                                                         22,298,404

Health Care Services (3.1%)
-------------------------------------------------------------------------------------------------------------------
             87,700 CIGNA Corp.                                                                           8,285,019
            225,600 HCA-The Healthcare Co.                                                                9,100,704
            940,585 ServiceMaster Co. (The)                                                              10,807,322
            230,100 Tenet Healthcare Corp. (NON)                                                         10,467,249
            136,900 Trigon Healthcare, Inc. (NON)                                                         7,801,931
            143,900 UnitedHealth Group, Inc.                                                              8,274,250
                                                                                                      -------------
                                                                                                         54,736,475

Insurance (2.7%)
-------------------------------------------------------------------------------------------------------------------
            273,375 American International Group, Inc.                                                   22,143,375
            361,200 Fidelity National Financial, Inc.                                                     8,235,360
            287,810 IPC Holdings, Ltd. (Bermuda) (NON)                                                    6,634,021
            166,800 Protective Life Corp.                                                                 5,492,724
            109,700 Stancorp Financial Group                                                              5,050,588
                                                                                                      -------------
                                                                                                         47,556,068

Investment Banking/Brokerage (4.0%)
-------------------------------------------------------------------------------------------------------------------
            175,000 A.G. Edwards, Inc.                                                                    7,441,000
            167,625 Goldman Sachs Group, Inc. (The)                                                      15,941,138
            434,200 J.P. Morgan Chase & Co.                                                              21,340,930
            187,000 Merrill Lynch & Co., Inc.                                                            12,149,390
            255,000 Schwab (Charles) Corp.                                                                4,794,000
            313,700 Waddell & Reed Financial, Inc.                                                        9,762,344
                                                                                                      -------------
                                                                                                         71,428,802

Leisure (0.5%)
-------------------------------------------------------------------------------------------------------------------
            220,700 Brunswick Corp.                                                                       4,987,820
            138,810 SCP Pool Corp. (NON)                                                                  4,713,988
                                                                                                      -------------
                                                                                                          9,701,808

Lodging/Tourism (1.3%)
-------------------------------------------------------------------------------------------------------------------
            129,700 Marriott International, Inc. Class A                                                  6,142,592
            299,600 Orient-Express Hotels, Ltd. Class A (Bermuda) (NON)                                   6,779,948
            491,900 Royal Caribbean Cruises, Ltd.                                                        10,566,012
                                                                                                      -------------
                                                                                                         23,488,552

Machinery (0.3%)
-------------------------------------------------------------------------------------------------------------------
            137,500 Kennametal, Inc.                                                                      4,830,375

Manufacturing (1.4%)
-------------------------------------------------------------------------------------------------------------------
            436,700 Pentair, Inc.                                                                        15,677,530
            314,050 Thermo Electron Corp. (NON)                                                           8,765,136
                                                                                                      -------------
                                                                                                         24,442,666

Media (1.2%)
-------------------------------------------------------------------------------------------------------------------
            245,300 AOL Time Warner, Inc. (NON)                                                          12,812,019
            384,000 Penton Media, Inc.                                                                    7,641,600
                                                                                                      -------------
                                                                                                         20,453,619

Medical Technology (2.4%)
-------------------------------------------------------------------------------------------------------------------
            214,100 Apogent Technologies, Inc. (NON)                                                      5,211,194
            124,900 Bausch & Lomb, Inc.                                                                   5,907,770
            326,200 Baxter International, Inc.                                                           16,107,756
            266,459 Cytyc Corp. (NON)                                                                     5,808,806
            153,600 St. Jude Medical, Inc. (NON)                                                          9,449,472
                                                                                                      -------------
                                                                                                         42,484,998

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
             62,100 AK Steel Holding Corp.                                                                  831,519

Natural Gas Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
            142,700 El Paso Corp.                                                                         8,690,430

Oil & Gas (4.3%)
-------------------------------------------------------------------------------------------------------------------
            108,300 EOG Resources, Inc.                                                                   4,861,587
            357,900 Exxon Mobil Corp.                                                                    31,763,625
            142,200 Noble Drilling Corp. (NON)                                                            6,071,940
            258,500 Ocean Energy, Inc.                                                                    4,911,500
            349,000 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                      21,282,020
            201,900 Unocal Corp.                                                                          7,803,435
                                                                                                      -------------
                                                                                                         76,694,107

Paper & Forest Products (0.2%)
-------------------------------------------------------------------------------------------------------------------
            265,100 Packaging Corp. of America (NON)                                                      4,241,600

Pharmaceuticals (6.2%)
-------------------------------------------------------------------------------------------------------------------
             54,125 Aviron (NON)                                                                          2,917,338
            117,800 Bristol-Myers Squibb Co.                                                              6,389,472
             98,145 Cell Therapeutics, Inc. (NON)                                                         2,946,313
             95,500 Inhale Therapeutic Systems, Inc. (NON)                                                2,677,820
            378,600 Merck & Co., Inc.                                                                    27,634,014
            182,000 Noven Pharmaceuticals, Inc. (NON)                                                     5,620,160
            945,600 Pfizer, Inc.                                                                         40,556,784
            442,160 Pharmacia Corp.                                                                      21,471,290
                                                                                                      -------------
                                                                                                        110,213,191

Railroads (0.2%)
-------------------------------------------------------------------------------------------------------------------
            144,700 Norfolk Southern Corp.                                                                3,207,999

Regional Bells (0.7%)
-------------------------------------------------------------------------------------------------------------------
            300,400 SBC Communications, Inc.                                                             12,932,220

Restaurants (0.4%)
-------------------------------------------------------------------------------------------------------------------
            149,600 RARE Hospitality International, Inc. (NON)                                            3,481,192
            221,200 Ruby Tuesday, Inc.                                                                    3,760,400
                                                                                                      -------------
                                                                                                          7,241,592

Retail (5.7%)
-------------------------------------------------------------------------------------------------------------------
            199,800 Ann Taylor Stores Corp. (NON)                                                         6,817,176
            176,100 Bebe Stores, Inc. (NON)                                                               4,731,807
            290,500 Dollar Tree Stores, Inc. (NON)                                                        7,489,090
            214,545 Duane Reade, Inc. (NON)                                                               8,002,529
            377,000 Gap, Inc. (The)                                                                      11,687,000
            126,200 Home Depot, Inc. (The)                                                                6,220,398
            133,500 J. Jill Group, Inc. (NON)                                                             2,310,885
             70,100 J. Jill Group, Inc. (private) (NON)                                                   1,213,431
            237,400 Lowe's Cos., Inc.                                                                    16,506,422
            263,500 Pier 1 Imports, Inc.                                                                  3,096,125
          1,404,500 Rite Aid Corp. (NON)                                                                 11,755,665
            223,600 TJX Cos., Inc. (The)                                                                  7,481,656
            431,800 Venator Group, Inc. (NON)                                                             5,742,940
            133,100 Wal-Mart Stores, Inc.                                                                 6,887,925
                                                                                                      -------------
                                                                                                         99,943,049

Schools (0.6%)
-------------------------------------------------------------------------------------------------------------------
            435,700 Learning Tree International, Inc. (NON)                                              10,282,520
             28,560 Learning Tree International, Inc. (private) (NON)                                       674,016
                                                                                                      -------------
                                                                                                         10,956,536

Semiconductor (0.4%)
-------------------------------------------------------------------------------------------------------------------
            161,800 Credence Systems Corp. (NON)                                                          3,459,284
            140,100 Photon Dynamics, Inc. (NON)                                                           4,415,952
                                                                                                      -------------
                                                                                                          7,875,236

Software (5.5%)
-------------------------------------------------------------------------------------------------------------------
            117,500 Adobe Systems, Inc.                                                                   4,672,975
            209,800 Arbitron, Inc. (NON)                                                                  5,412,840
            125,100 BMC Software, Inc. (NON)                                                              2,989,890
            195,300 Computer Associates International, Inc.                                               5,538,708
            212,200 Documentum, Inc. (NON)                                                                2,966,556
            159,900 Intuit, Inc. (NON)                                                                    5,126,394
            669,400 Microsoft Corp. (NON)                                                                46,309,092
            564,000 Oracle Corp. (NON)                                                                    8,629,200
            130,200 Siebel Systems, Inc. (NON)                                                            5,905,872
            132,450 VERITAS Software Corp. (NON)                                                          8,729,780
                                                                                                      -------------
                                                                                                         96,281,307

Technology Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
            408,150 Carreker Corp. (NON)                                                                  4,154,967
            273,495 SBS Technologies, Inc. (NON)                                                          5,018,633
                                                                                                      -------------
                                                                                                          9,173,600

Telecommunications (1.8%)
-------------------------------------------------------------------------------------------------------------------
            728,414 AT&T Wireless Group (NON)                                                            13,038,611
            240,500 Avocent Corp. (NON)                                                                   5,262,140
            346,600 Qwest Communications International, Inc.                                             12,734,084
                                                                                                      -------------
                                                                                                         31,034,835

Textiles (0.2%)
-------------------------------------------------------------------------------------------------------------------
            123,700 Reebok International, Ltd. (NON)                                                      3,567,508

Tobacco (1.4%)
-------------------------------------------------------------------------------------------------------------------
            463,800 Philip Morris Cos., Inc.                                                             23,843,958

Toys (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,378,500 Hasbro, Inc.                                                                         20,677,500
            476,600 Mattel, Inc. (NON)                                                                    8,483,480
                                                                                                      -------------
                                                                                                         29,160,980

Waste Management (0.5%)
-------------------------------------------------------------------------------------------------------------------
            303,700 Waste Management, Inc.                                                                8,497,526
                                                                                                      -------------
                    Total Common Stocks (cost $1,600,834,094)                                        $1,740,799,620

SHORT-TERM INVESTMENTS (7.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       $106,197,004 Short-term investments held as collateral for loaned securities with yields ranging from 4.07% to 5.04% and
                    due dates from June 1, 2001 to December 24, 2001 (d)                             $  105,992,898
         30,421,000 Interest in $560,331,000 joint repurchase agreement dated May 31, 2001 with JPMorgan Chase & Co. due
                    June 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $30,424,507 for an
                    effective yield of 4.15%                                                             30,421,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $136,413,898)                                 $  136,413,898
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,737,247,992) (b)                                      $1,877,213,518
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,764,932,607.

  (b) The aggregate identified cost on a tax basis is $1,749,038,948, resulting in gross unrealized appreciation and depreciation of $201,425,374 and $73,250,804, respectively, or net unrealized appreciation of $128,174,570.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2001 was $3,506,891or 0.2% of net assets.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

  (d) See footnote 1 to Financial statements on page 28.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $100,456,609 of
securities on loan (identified cost $1,737,247,992) (Note 1)                 $1,877,213,518
-------------------------------------------------------------------------------------------
Cash                                                                              3,109,142
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,702,879
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,745,457
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   31,906,662
-------------------------------------------------------------------------------------------
Total assets                                                                  1,915,677,658

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 37,935,047
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,620,586
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,389,191
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          390,780
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       112,176
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,464
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,076,275
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              105,992,898
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              223,634
-------------------------------------------------------------------------------------------
Total liabilities                                                               150,745,051
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,764,932,607

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,683,617,906
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (58,650,825)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      139,965,526
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,764,932,607

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($911,299,381 divided by 49,739,965 shares)                                          $18.32
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.32)*                              $19.44
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($796,227,180 divided by 44,641,084 shares)**                                        $17.84
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($2,174,887 divided by 119,425 shares)**                                             $18.21
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($55,231,159 divided by 3,075,968 shares)                                            $17.96
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.96)*                              $18.61
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended May 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $45,701)                                       $17,357,983
-------------------------------------------------------------------------------------------
Interest                                                                          2,428,858
-------------------------------------------------------------------------------------------
Securities lending                                                                  227,296
-------------------------------------------------------------------------------------------
Total investment income                                                          20,014,137

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 10,979,020
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,194,361
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    58,476
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     21,945
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,499,919
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             9,352,304
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                10,163
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               494,703
-------------------------------------------------------------------------------------------
Other                                                                             1,185,408
-------------------------------------------------------------------------------------------
Total expenses                                                                   27,796,299
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (569,363)
-------------------------------------------------------------------------------------------
Net expenses                                                                     27,226,936
-------------------------------------------------------------------------------------------
Net investment loss                                                              (7,212,799)
-------------------------------------------------------------------------------------------
Net realized gain on investments (including realized gain of $18,728,438
on sales of investments in affiliated issuers) (Notes 1, 3 and 5)               113,206,906
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     112,996
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                     (202,395,415)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (89,075,513)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                         $ (96,288,312)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended May 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $    (7,212,799) $   (10,992,316)
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                      113,319,902      324,375,964
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                           (202,395,415)     (49,640,129)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                             (96,288,312)     263,743,519
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                                     --       (4,849,044)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --               --
--------------------------------------------------------------------------------------------------
   Class C                                                                     --               --
--------------------------------------------------------------------------------------------------
   Class M                                                                     --               --
--------------------------------------------------------------------------------------------------
From net realized gain on investments
   Class A                                                           (170,957,123)     (20,211,903)
--------------------------------------------------------------------------------------------------
   Class B                                                           (173,008,550)     (22,037,891)
--------------------------------------------------------------------------------------------------
   Class C                                                               (168,396)              --
--------------------------------------------------------------------------------------------------
   Class M                                                            (11,308,303)      (1,435,937)
--------------------------------------------------------------------------------------------------
In excess of net realized gain on investments
   Class A                                                            (17,681,268)              --
--------------------------------------------------------------------------------------------------
   Class B                                                            (17,893,432)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                (17,416)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (1,169,563)              --
--------------------------------------------------------------------------------------------------
Return of capital
   Class A                                                             (2,756,848)              --
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,789,934)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                 (2,716)              --
--------------------------------------------------------------------------------------------------
   Class M                                                               (182,358)              --
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          142,198,131     (796,863,431)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (352,026,088)    (581,654,687)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   2,116,958,695    2,698,613,382
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $-- and $--, respectively)                               $1,764,932,607   $2,116,958,695
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                        Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $23.75       $21.93       $23.15       $18.76       $16.33
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           --(d)      (.02)         .17          .17          .13
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.75)        2.39         (.75)        4.77         3.48
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.75)        2.37         (.58)        4.94         3.61
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.10)        (.14)        (.09)        (.10)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (4.18)        (.45)        (.50)        (.46)       (1.08)
-----------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                     (.43)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Return of capital                       (.07)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (4.68)        (.55)        (.64)        (.55)       (1.18)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.32       $23.75       $21.93       $23.15       $18.76
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.06)       10.65        (2.40)       26.67        22.91
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $911,299     $999,789   $1,246,913   $1,530,290     $525,804
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.00          .96          .93         1.03         1.20
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                 --(e)      (.10)         .77          .77          .79
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                263.98       188.16        92.49        31.08        38.35
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share net investment income amounted to less than $0.01 per share.

(e) Ratio of net investment income to average net assets is less than 0.01%.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $23.39       $21.66       $22.86       $18.59       $16.24
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.15)        (.18)         .03           --           --
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.72)        2.36         (.73)        4.73         3.45
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.87)        2.18         (.70)        4.73         3.45
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --(b)        --(b)      (.02)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (4.18)        (.45)        (.50)        (.46)       (1.08)
-----------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                     (.43)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Return of capital                       (.07)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (4.68)        (.45)        (.50)        (.46)       (1.10)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.84       $23.39       $21.66       $22.86       $18.59
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                 (5.70)        9.90        (2.99)       25.72        21.95
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $796,227   $1,047,040   $1,361,513   $1,723,054     $543,015
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(d)               1.70         1.63         1.55         1.78         1.95
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.70)        (.79)         .15          .02          .03
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                263.98       188.16        92.49        31.08        38.35
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Distributions from net investment income amounted to less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                                                                     For the period
                                                                                         July 14,
Per-share                                                                               2000+ to
operating performance                                                                     May 31
-----------------------------------------------------------------------------------------------------
                                                                                           2001
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                      $27.15
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                                                                    (.11)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                (4.15)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                                                                     (4.26)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                            (4.18)
-----------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                                        (.43)
-----------------------------------------------------------------------------------------------------
Return of capital                                                                          (.07)
-----------------------------------------------------------------------------------------------------
Total distributions                                                                       (4.68)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                            $18.21
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                   (17.40)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                           $2,175
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                  1.54*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                                                  (.44)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                   263.98
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $23.47       $21.70       $22.91       $18.62       $16.29
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.11)        (.14)         .06          .06          .04
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.72)        2.36         (.73)        4.73         3.46
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.83)        2.22         (.67)        4.79         3.50
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.04)        (.04)        (.09)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (4.18)        (.45)        (.50)        (.46)       (1.08)
-----------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                     (.43)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Return of capital                       (.07)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (4.68)        (.45)        (.54)        (.50)       (1.17)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.96       $23.47       $21.70       $22.91       $18.62
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.49)       10.07        (2.87)       26.04        22.28
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $55,231      $70,129      $90,187     $120,624      $34,763
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.50         1.46         1.43         1.53         1.70
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.50)        (.59)         .27          .28          .23
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                263.98       188.16        92.49        31.08        38.35
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
May 31, 2001

Note 1
Significant accounting policies

Putnam Capital Appreciation Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks that offer potential for capital appreciation. Current income is only an incidental consideration in selecting investments for the fund.

The fund offers class A, class B, class C and class M shares. The fund began offering class C shares on July 14, 2000. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A but lower than class B shares and Class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is delivered to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of Operations. At May 31, 2001, the value of securities loaned amounted to $100,456,609. The fund received cash collateral of $105,992,898 which was invested with 23 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transaction, post-October loss deferrals, and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2001, the fund reclassified $7,212,799 to decrease accumulated net investment loss, with an increase to accumulated net realized loss on investments of $7,212,799. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2001, the fund's expenses were reduced by $569,363 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,970 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. Prior to May 14, 2001, the annual rate was 0.95% of the average net assets attributable to class B shares.

For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $225,031 and $13,829 from the sale of class A and class M shares, respectively, and received $1,461,791 and $735 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received $2,427 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,293,927,659 and $5,580,837,287, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,951,368       $ 251,644,183
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                9,058,615         183,618,382
---------------------------------------------------------------------------
                                            21,009,983         435,262,565

Shares
repurchased                                (13,368,124)       (286,573,776)
---------------------------------------------------------------------------
Net increase                                 7,641,859       $ 148,688,789
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,662,951       $ 161,189,930
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  935,912          23,893,586
---------------------------------------------------------------------------
                                             7,598,863         185,083,516

Shares
repurchased                                (22,351,830)       (533,202,060)
---------------------------------------------------------------------------
Net decrease                               (14,752,967)      $(348,118,544)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,341,190       $  93,365,643
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                9,071,803         179,621,329
---------------------------------------------------------------------------
                                            13,412,993         272,986,972

Shares
repurchased                                (13,537,323)       (282,602,338)
---------------------------------------------------------------------------
Net decrease                                  (124,330)      $  (9,615,366)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,457,026       $  82,029,945
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  810,829          20,448,940
---------------------------------------------------------------------------
                                             4,267,855         102,478,885

Shares
repurchased                                (22,355,117)       (523,987,104)
---------------------------------------------------------------------------
Net decrease                               (18,087,262)      $(421,508,219)
---------------------------------------------------------------------------

                                              For the period July 14, 2000
                                           (commencement of operations) to
                                                              May 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    129,612          $2,732,645
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,055             183,002
---------------------------------------------------------------------------
                                               138,667           2,915,647

Shares
repurchased                                    (19,242)           (391,312)
---------------------------------------------------------------------------
Net increase                                   119,425          $2,524,335
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    417,146        $  9,083,365
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  608,041          12,106,093
---------------------------------------------------------------------------
                                             1,025,187          21,189,458

Shares
repurchased                                   (937,036)        (20,589,085)
---------------------------------------------------------------------------
Net increase                                    88,151        $    600,373
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    566,231        $ 13,515,701
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   54,591           1,380,612
---------------------------------------------------------------------------
                                               620,822          14,896,313

Shares
repurchased                                 (1,789,485)        (42,132,981)
---------------------------------------------------------------------------
Net decrease                                (1,168,663)       $(27,236,668)
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                  Purchase         Sales       Dividend             Market
Affiliates            cost          cost         Income              Value
---------------------------------------------------------------------------
Merix Corp.     $1,751,192   $10,709,582            $--                $--

Note 6
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $77,527,968 as capital gain, for its taxable year ended May 31, 2001.

The fund has designated 22.85% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the year ended May 31, 2001 a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Justin Scott
Vice President

Paul C. Warren
Vice President

Michael K. Arends
Vice President and Fund Manager

Joseph P. Joseph
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

AN002-72907  433/948/2BN  7/01